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                                                                   Exhibit 99.1



                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of CSS Industries, Inc. (the "Company") on Form 10-K for the year ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J.M. Erskine, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. 1 1350, as adopted pursuant to 1 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                           /s/ David J. M. Erskine
                                           -------------------------------------
                                           David J. M. Erskine
                                           President and Chief Executive Officer





June 18, 2003